                             Semi-Annual Report


                            ------------------------
                                 Dreyfus Premier
                               International Value
                                      Fund
                            ------------------------



                                 April 30, 1998

                                   [LION LOGO}

Dreyfus Premier International Value Fund
-----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   It is a pleasure to introduce Sandor Cseh, the portfolio manager of the Dreyfus Premier International Value Fund.

   Sandor joined The Dreyfus Corporation in October 1995 as a portfolio manager. Currently, he is also a Vice President and a portfolio manager for The Boston Company Asset Management (TBCAM), a Dreyfus affiliate. As director of international investments, he spearheads TBCAM's international equity group.

   Prior to joining TBCAM, Sandor was president of his own money management firm and, before that, was founder and manager of Provident Capital Management Inc.'s International Funds Group. He started his career as a securities analyst with several banks including Provident National and Fleet Bank.

   Sandor graduated with a B.S. in Finance from the University of Delaware and is a Chartered Financial Analyst.

   We at Dreyfus are pleased that you are one of our investors and that Sandor Cseh is working on your behalf.
                                   Sincerely,

                                    /s/ Stephen E. Canter

                                   Stephen E. Canter
                                   Chief Investment Officer
                                   The Dreyfus Corporation
May 18, 1998
New York, N.Y.

Dreyfus Premier International Value Fund
-----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   The Dreyfus Premier International Value Fund began operations on March 31, 1998. The one-month period ended April 30, 1998 marks the end of the Fund's first semi-annual reporting period. During that time, assets were being invested to build a diversified, representative portfolio. The startup phase for a fund often means that not all assets can be invested as promptly as possible to put in place a fully diversified portfolio.

   The total return for each class of shares of the Fund for the one-month period ended April 30, 1998 are as follows:

                                                   Total Return*
                                                   -------------
         Class A Shares                              - 0.08%
         Class B Shares                              - 0.16%
         Class C Shares                              - 0.16%
         Class R Shares                              - 0.08%

   For the same period, the Fund's benchmark, The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index, had a total return of .79%.** The Fund underperformed the benchmark mainly because it was not fully invested during the reporting period.

   Japan continued to depress returns from abroad, with its stock market now entering the ninth year of a bear market. On February 27 the Nikkei Index closed more than 50% below its peak of December 1989. In contrast, during this eight-year period the U.S. market has tripled, as measured by the S&P 500.

   European markets across the board were strong, and in most cases even outperformed the U.S.

   Our strategy for this Fund is to be well diversified and to focus on value stocks. As the Fund began its second month, it was primarily invested in the major industrialized countries, and exposure to emerging markets was under 2%.

Economic and Market Environment

   Economic growth worldwide, with the exception of Asia, is continuing at a moderate pace. Inflation in the industrialized countries remains under control, interest rates are stable and the environment was favorable for stock prices. The most significant negative development for the last six months was the sharp economic reversal in Asia. The "Asian Tigers," portrayed for years as the models for economic development, fell victim to overexpansion Currencies depreciated and stock markets suffered sharp reversals. As mentioned earlier, your portfolio had a very limited exposure in the area and was not seriously impacted.

   The European economies continued to improve with Gross Domestic Product
(GDP) growth reaching the 2.7% to 3.0% range. In anticipation of the European Monetary Union (EMU) interest rate differentials continued to narrow and inflation continued to trend down.

   The fiscal tightening needed to reach the Maastricht guidelines for EMU has now run its course. Monetary policy is now more accommodating to encourage growth. European economies at this point are lagging the U.S.
in terms of the economic cycle. The exception is the U.K. which is much closer to the U.S. cycle.

   In terms of the stock markets, we believe the environment in Europe currently is favorable for investment. Although valuations are not cheap relative to the historical norm, they compare favorably with the U.S. In terms of book value and price to cash flow, Europe is at a significant discount to the U.S. In terms of price-to-earnings ratios, however, the case is less compelling, but if the numbers are adjusted to reflect the more conservative accounting practices of German and Swiss companies, price-to-earnings ratios are also lower. Furthermore, we believe that there is a great deal of potential for improved profitability in Europe at the corporate level. Restructuring and share buybacks are just now beginning in Europe whereas in the U.S. the process has been under way for several years.

   The biggest challenge today is to minimize the impact of turmoil in Asia on the rest of the world. The "Asian Tigers," accustomed to generating economic growth of 7% to 8%, could experience significantly lower growth rates for a while. Currencies remain under pressure and major Asian firms are struggling under the burden of heavy dollar-based debt. Until now these problems have not impacted developed countries to any significant extent, and we are optimistic that future impact will be minimal. One reason for the severity of the situation in the emerging markets of Asia is that the major industrial power in the region, Japan, is still struggling to solve its own economic problems.

   Early last year, Japan appeared on its way to economic recovery when the consumption tax was raised from 3% to 5%. However, the increase in the tax had much more adverse impact on the consumer than anticipated . Retail sales and housing were impacted negatively and the economy stagnated. Politicians now realize that measures are needed to stimulate the economy but because of scandals and political maneuverings the measures have not yet been implemented. We believe that over the next few months, new programs will be put in place to shore up the economy.

   In terms of valuations, Japan now appears cheap relative to the rest of the world. The price-to-book value of the Japanese market is 1.9 compared with the U.S. of 4.5. The price-to-cash-flow ratio is 9.9 compared with 15.2 in the U.S. In terms of price-to-earnings ratios, Japan is still expensive because profits are depressed at the bottom of the economic cycle.

Portfolio Focus

   Our strategy is to seek undervalued securities with sound fundamentals and improving earnings momentum. We intend to remain well diversified within the value universe, both in terms of country exposure and economic sectors. As of April 30, 1998, the Fund was invested in 20 countries, including the small exposure to emerging markets.

   Holdings in emerging markets have been kept low due to the turmoil and the volatility in Asia. The severe decline in those markets has brought valuations down, and as we begin to see evidence of stabilization we will search for opportunities. However, the objective of the Fund is to invest primarily in the major established stock markets. This economic decline could bring greater opportunity in the value sector, and while exposure to emerging markets may rise somewhat as a result, over 90% of the portfolio is expected to continue to be invested in the major industrialized economies.

   Although stock market returns abroad have lagged those of the U.S. in recent years, we are optimistic about the long-term outlook abroad and will continue to search for opportunities within the value sector.

   We appreciate your investment in the Fund and will continue exerting our best efforts to bring long-term investors like you with rewarding returns from international value stocks.

                                   Sincerely,
                                   /s/ Sandor Cseh
                                   Sandor Cseh
                                   Portfolio Manager
May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital
   International Europe, Australasia, Far East (EAFE(R)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.

Dreyfus Premier International Value Fund
-----------------------------------------------------------------------------
Statement of Investments                         April 30, 1998 (Unaudited)

Common Stocks--89.8%                                                                             Shares            Value
------------------------------------------------------------------------------------           -----------      -----------
                   Argentina--.9%   YPF Sociedad Anonima, ADS......................               1,300         $    45,338
                                                                                                                -----------

                   Australia--2.2%   Australia and New Zealand Banking.............              7,508               52,201
                                     Boral.........................................              16,000              36,793
                                     Pacific Dunlop................................              10,900              20,109
                                                                                                                -----------
                                                                                                                    109,103
                                                                                                                -----------

                      Denmark--.5%   Jyske Bank....................................                 200              23,213
                                                                                                                -----------

                      Finland--.8%   Kesko Oyj.....................................               2,500              40,350
                                                                                                                -----------

                     France--11.0%   Alcatel Alsthom, ADS..........................               2,000              72,500
                                     Bongrain......................................                  50              25,733
                                     C.S.F. (Thompson).............................                 800              31,630
                                     Danone........................................                 350              82,565
                                     Dexia France..................................                 270              32,654
                                     Elf Aquitaine, ADS............................               1,300              84,419
                                     Guyenne et Gascogne...........................                 100              30,900
                                     L'Air Liquide.................................                 150              27,660
                                     Michelin......................................                 700              44,062
                                     Pechiney A....................................                 600              26,813
                                     Societe Generale..............................                 300              62,397
                                     Usinor........................................               2,000              29,903
                                                                                                                -----------
                                                                                                                    551,236
                                                                                                                -----------

                     Germany--11.2%  Bayer.........................................               1,400              62,205
                                     Deutsche Bank.................................                 800              61,515
                                     Deutsche Lufthansa............................               2,500              59,438
                                     GEA...........................................                 130              57,921
                                     Hoechst.......................................               1,000              40,306
                                     Siemens.......................................               1,200              70,156
                                     Tarkett.......................................               1,200              41,425
                                     VEBA..........................................               1,000              66,036
                                     Viag..........................................                 120              60,735
                                     Volkswagen....................................                  50              39,783
                                                                                                                -----------
                                                                                                                    559,520
                                                                                                                -----------

                    Hong Kong--2.7%  Guoco Group...................................              10,000              25,037
                                     HSBC..........................................               1,000              28,521
                                     Henderson Investment..........................              30,000              19,359
                                     HongKong Electric.............................              15,000              46,073
                                     Swire Pacific.................................              20,000              17,036
                                                                                                                -----------
                                                                                                                    136,026
                                                                                                                -----------

Dreyfus Premier International Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                                        Shares            Value
------------------------------------------------------------------------------------           -----------      -----------
                        Italy--3.1%  ENI, ADS......................................                 1,000      $     66,125
                                     Istituto Mobiliare Italiano, ADS..............                   500            24,375
                                     Telecom Italia................................                12,000            63,226
                                                                                                                -----------
                                                                                                                    153,726
                                                                                                                -----------

                       Japan--20.2%  Canon.........................................                 2,000            47,085
                                     Credit Saison.................................                 3,000            64,761
                                     Dai-Tokyo Fire & Marine Insurance.............                10,000            36,480
                                     Fuji Machine Manufacturing....................                 1,000            28,432
                                     Hitachi.......................................                 5,000            35,690
                                     Honda Motor...................................                 1,000            36,104
                                     Ito-Yokado....................................                 1,000            51,523
                                     Kao...........................................                 3,000            43,889
                                     Mabuchi Motor.................................                 1,000            57,615
                                     Marubeni......................................                11,000            24,987
                                     Matsumotokiyoshi..............................                 1,000            34,373
                                     Minebea.......................................                 6,000            66,792
                                     Mitsubishi Heavy Industries...................                 8,000            29,485
                                     Murata Manufacturing..........................                 2,000            58,368
                                     NAMCO ........................................                 1,000            20,196
                                     Nichiei.......................................                   700            54,231
                                     Nishimatsu Construction.......................                 5,000            21,437
                                     Rinnai........................................                 2,500            39,489
                                     Sankyo........................................                 2,000            31,892
                                     Sekisui Chemical..............................                 5,000            27,341
                                     Sony..........................................                   800            66,250
                                     Toshiba.......................................                 7,000            32,328
                                     Toyota Motor..................................                 2,000            51,899
                                     Yamanouchi Pharmaceutical.....................                 2,000            47,085
                                                                                                                -----------
                                                                                                                  1,007,732
                                                                                                                -----------

                  Netherlands--7.0%  ABN-Amro......................................                 2,800            68,134
                                     Akzo Nobel, ADR...............................                   500            51,500
                                     Hollandsche Beton Groep.......................                 2,300            47,891
                                     Hunter Douglas................................                 1,000            48,716
                                     Koninklijke KNP...............................                 2,000            54,899
                                     Philips Electronics, ADR......................                   500            45,000
                                     Royal PTT Nederland, ADS......................                   700            36,706
                                                                                                                -----------
                                                                                                                    352,846
                                                                                                                -----------

                       Norway--1.2%  Fred. Olsen Energy............................                 1,500 (a)        26,718
                                     Orkla AS-B....................................                   300            32,061
                                                                                                                -----------
                                                                                                                     58,779
                                                                                                                -----------

                         Peru--.4%  Telefonica del Peru, ADS.......................                 1,000            22,125
                                                                                                                -----------

Dreyfus Premier International Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                                        Shares            Value
------------------------------------------------------------------------------------           -----------      -----------
                      Portugal--.5%  Banco Totta & Acores..........................                   700      $     26,612
                                                                                                                -----------

                     Singapore--.7%  Development Bank of Singapore.................                 5,000            33,154
                                                                                                                -----------

                        Spain--4.6%  Corporacion Bancaria de Espana, ADS...........                 1,500            61,125
                                     Endesa........................................                 1,000            24,262
                                     Gas Y Electridad..............................                   700            57,375
                                     Repsol, ADR...................................                 1,600            87,500
                                                                                                                -----------
                                                                                                                    230,262
                                                                                                                -----------

                      Sweden--1.9%   Autoliv.......................................                 2,000            60,676
                                     Scania AB `A', ADS............................                 1,400            32,984
                                                                                                                -----------
                                                                                                                     93,660
                                                                                                                -----------

                  Switzerland--2.9%  Forbo Holding.................................                   100            51,299
                                     Sulzer........................................                    40            28,647
                                     Union Bank of Switzerland.....................                    40            64,384
                                                                                                                -----------
                                                                                                                    144,330
                                                                                                                -----------

              United Kingdom--16.7%  BTR...........................................                20,000            66,442
                                     Bunzl.........................................                13,000            63,233
                                     Laird Group...................................                 7,000            51,775
                                     LucasVarity...................................                17,000            75,940
                                     Medeva........................................                 9,000            26,777
                                     PowerGen......................................                 5,500            74,281
                                     Rio Tinto.....................................                 4,300            61,704
                                     Royal & Sun Alliance Insurance................                 6,500            72,577
                                     Safeway.......................................                11,000            65,548
                                     Stakis........................................                20,000            43,125
                                     Standard Chartered............................                 5,000            76,555
                                     Storehouse....................................                15,000            62,054
                                     Tomkins.......................................                16,000            94,139
                                                                                                                -----------
                                                                                                                    834,150
                                                                                                                -----------

                United States--1.3%  Pharmacia & Upjohn............................                1,500             63,094
                                                                                                                -----------

                                     TOTAL COMMON STOCKS
                                        (cost $4,519,708)..........................                             $4,485,256
                                                                                                                -----------
                                                                                                                -----------
Preferred Stocks--2.6%
--------------------------------------------------------------------------------------


                      Austria--1.2%   Bank Austria.................................                 800 (a)     $    61,794
                                                                                                                -----------
                      Germany--1.4%   Hugo Boss....................................                  20              37,166
                                      Rheinmetall..................................               1,200              31,403
                                                                                                                -----------
                                                                                                                     68,569
                                                                                                                -----------

                                     TOTAL PREFERRED STOCKS
                                        (cost $111,981)............................                             $   130,363
                                                                                                                -----------
                                                                                                                -----------

Dreyfus Premier International Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                                 Principal
Short-Term Investments--7.0%                                                                      Amount            Value
---------------------------------------------------------------------------------               -----------    ------------
          U.S. Treasury Bills:   4.99%, 5/28/98................................                 $   249,000     $   248,149
                                 5.03%, 6/25/98................................                     103,000         102,255
                                                                                                                -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $350,277)............................                                 $   350,404
                                                                                                                -----------
                                                                                                                -----------

TOTAL INVESTMENTS (cost $4,981,966)............................................                       99.4%     $ 4,966,023
                                                                                                    -------     -----------
                                                                                                    -------     -----------
CASH AND RECEIVABLES (NET).....................................................                        .6%      $    30,267
                                                                                                    -------     -----------
                                                                                                    -------     -----------
NET ASSETS.....................................................................                      100.0%      $4,996,290
                                                                                                    -------     -----------
                                                                                                    -------     -----------



Notes to Statement of Investments:
----------------------------------------------------------------------------------

(a) Non-income producing.






                       See notes to financial statements.

Dreyfus Premier International Value Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                  April 30, 1998 (Unaudited)

                                                                                                  Cost             Value
                                                                                               -----------      -----------
ASSETS:                       Investments in securities--See Statement of Investments          $4,981,966       $4,966,023
                              Cash.............................................                                      1,100
                              Cash denominated in foreign currencies...........                    32,925           32,907
                              Receivable for investment securities sold........                                     14,350
                              Dividends receivable.............................                                      5,282
                              Due from The Dreyfus Corporation.................                                      6,483
                                                                                                               -----------
                                                                                                                 5,026,145
                                                                                                               -----------
LIABILITIES:                  Due to Distributor...............................                                      1,552
                              Payable for investment securities purchased......                                     15,094
                              Net unrealized depreciation on forward
                                currency exchange contracts--Note 3(a).........                                         20
                              Accrued expenses.................................                                     13,189
                                                                                                                ----------
                                                                                                                    29,855
                                                                                                               -----------
NET ASSETS.....................................................................                                 $4,996,290
                                                                                                               -----------
                                                                                                               -----------
REPRESENTED BY:               Paid-in capital..................................                                 $5,000,000
                              Accumulated undistributed investment income--net.                                      5,948
                              Accumulated net realized gain (loss) on investments
                                and foreign currency transactions..............                                      6,495
                              Accumulated net unrealized appreciation (depreciation)
                                on investments and foreign currency transactions                                   (16,153)
                                                                                                               -----------

NET ASSETS.....................................................................                                 $4,996,290
                                                                                                               -----------
                                                                                                               -----------


                                                 NET ASSET VALUE PER SHARE
                                                 -------------------------


                                                       Class A          Class B          Class C          Class R
                                                    -----------        -----------      ------------    ------------
Net Assets.....................................      $3,497,780            499,355      $    499,365    $    499,790

Shares Outstanding.............................         280,000             40,000            40,000          40,000

NET ASSET VALUE PER SHARE......................          $12.49             $12.48            $12.48          $12.49
                                                        -------            -------           -------         -------
                                                        -------            -------           -------         -------
                       See notes to financial statements.

Dreyfus Premier International Value Fund
-------------------------------------------------------------------------------
Statement of Operations
from March 31, 1998 (commencement of operations) to April 30, 1998 (Unaudited)

INVESTMENT INCOME


INCOME:                       Cash dividends (net of $1,069 foreign taxes
                                withheld at source)......................                  $    8,822
                              Interest...................................                       6,316
                                                                                            ---------
                                   Total Income..........................                                         $15,138


EXPENSES:                     Management fee--Note 2(a)...................                      4,274
                              Custodian fees.............................                       4,932
                              Auditing fees..............................                       3,571
                              Trustees' fees and expenses--Note 2(d)......                      3,083
                              Registration fees..........................                       1,475
                              Shareholder servicing costs--Note 2(c)......                      1,062
                              Distribution fees--Note 2(b)................                        641
                              Legal fees.................................                         500
                              Prospectus and shareholders' reports.......                         333
                              Miscellaneous..............................                          76
                                                                                            ---------
                                   Total Expenses........................                      19,947
                              Less--expense reimbursement due to
                                undertaking--Note 2(a)....................                    (10,757)
                                                                                            ---------
                                   Net Expenses..........................                                           9,190
                                                                                                                 --------

INVESTMENT INCOME--NET....................................................                                          5,948
                                                                                                                 --------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments and
                                foreign currency transactions............                  $  10,214
                              Net realized gain (loss) on forward currency
                                exchange contracts.......................                     (3,719)
                                                                                           ---------
                                   Net Realized Gain (Loss)..............                                           6,495
                              Net unrealized appreciation (depreciation)
                                on investments...........................                                         (16,153)
                                                                                                              -----------
NET REALIZED AN UNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                          (9,658)
                                                                                                              -----------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................                                     $    (3,710)
                                                                                                              -----------
                                                                                                              -----------



                       See notes to financial statements.

Dreyfus Premier International Value Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets
from March 31, 1998 (commencement of operations) to April 30, 1998 (Unaudited)

OPERATIONS:

   Investment income--net................................................................                   $      5,948
   Net realized gain (loss) on investments..............................................                           6,495
   Net unrealized appreciation (depreciation) on investments............................                         (16,153)
                                                                                                             -----------
         Net Increase (Decrease) in Net Assets Resulting from Operations................                          (3,710)
                                                                                                             -----------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares....................................................................                       3,500,000
      Class B shares....................................................................                         500,000
      Class C shares....................................................................                         500,000
      Class R shares....................................................................                         500,000
                                                                                                              -----------

         Increase (Decrease) in Net Assets from Beneficial Interest Transactions........                       5,000,000
                                                                                                              -----------

            Total Increase (Decrease) in Net Assets.....................................                       4,996,290

NET ASSETS:
   Beginning of Period..................................................................                             --
                                                                                                             -----------

   End of Period........................................................................                      $4,996,290

                                                                                                             -----------
                                                                                                             -----------
Undistributed investment income--net.....................................................                    $     5,948
                                                                                                             -----------





                       See notes to financial statements.

Dreyfus Premier International Value Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued) from March 31, 1998 (commencement of operations) to April 30, 1998 (Unaudited)



CAPITAL SHARE TRANSACTIONS:

   Class A
-------------
   Shares sold..........................................................................                        280,000
                                                                                                                -------
                                                                                                                -------
   Class B
-------------
   Shares sold..........................................................................                         40,000
                                                                                                                -------
                                                                                                                -------
   Class C
-------------
   Shares sold..........................................................................                         40,000
                                                                                                                -------
                                                                                                                -------

   Class R
-------------
   Shares sold..........................................................................                         40,000
                                                                                                                -------
                                                                                                                -------




                       See notes to financial statements.

Dreyfus Premier International Value Fund
-----------------------------------------------------------------------------
Financial Highlights (Unaudited)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from March 31, 1998 (commencement of operations) to April 30, 1998. This information has been derived from the Fund's financial statements.

                                                                     Class A       Class B       Class C      Class R
PER SHARE DATA:                                                      Shares        Shares        Shares       Shares
                                                                     -------       -------       -------      -------
   Net asset value, beginning of period.......................        $12.50        $12.50        $12.50       $12.50
                                                                     -------       -------       -------      -------
   Investment Operations:
   Investment income--net......................................          .02           .01           .01          .02
   Net realized and unrealized gain (loss) on investments.....          (.03)         (.03)         (.03)        (.03)
                                                                     -------       -------       -------      -------
   Total from Investment Operations...........................          (.01)         (.02)         (.02)        (.01)
                                                                     -------       -------       -------      -------
   Net asset value, end of period.............................        $12.49        $12.48        $12.48       $12.49
                                                                     -------       -------       -------      -------
                                                                     -------       -------       -------      -------
TOTAL INVESTMENT RETURN(1)....................................          (.08%)(2)    (.16%)(2)     (.16%)(2)     (.08%)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets(1).................           .39%         .45%          .45%          .36%
   Ratio of net investment income to average net assets(1)....           .13%         .07%          .07%          .15%
   Decrease reflected in above expense ratios due to undertaking
      by the Manager(1).......................................           .21%         .21%          .21%          .21%
   Portfolio Turnover Rate(1).................................          3.06%        3.06%         3.06%         3.06%
   Average commission rate paid(3)............................        $.0099       $.0099        $.0099        $.0099
   Net Assets, end of period (000's Omitted)..................        $3,498         $499          $499          $500

-------------------------------------------------------------------------------
[FN]
(1) Not annualized.
(2) Exclusive of sales load.
(3) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.







                       See notes to financial statements.

Dreyfus Premier International Value Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier International Value Fund (the "Fund") is a separate diversified series of Dreyfus Premier Value Equity Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates a series company, currently offering two series, including the Fund. The Fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Bank Corporation.

   As of April 30, 1998, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

      Class A............280,000               Class C.............40,000
      Class B.............40,000               Class R.............40,000

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of

Dreyfus Premier International Value Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from March 31, 1998 through April 30, 1998, to reimburse such excess expenses of the Fund to the extent that the Fund's aggregate annual expenses, excluding 12b-1 distribution plan fees, taxes, brokerage, interest on borrowings and extraordinary expenses, exceed specified annual percentages of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $10,757 for the period ended April 30, 1998.

   (b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended April 30, 1998, Class B and Class C shares were charged $321 and $320, respectively, pursuant to the Distribution Plan.

   (c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $748, $107 and $107, respectively, pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $5 pursuant to the transfer agency agreement.

Dreyfus Premier International Value Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


   (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 1998 amounted to $4,696,472 and $70,567, respectively.

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

   The following summarizes open forward currency exchange contracts at April 30, 1998:

                                                     Foreign                                        Unrealized
                                                     Currency                                       Appreciation
Forward Currency Exchange Contracts                   Amounts        Proceeds           Value      (Depreciation)
--------------------------------                     --------        --------         --------      ------------
   Sales:
   Australian Dollar, expiring 5/1/1998.........        6,187       $   4,018        $   4,019            $1
   Australian Dollar, expiring 5/6/1998.........        5,835           3,811            3,790           (21)
                                                                                                       -----
                                                                                                        $(20)
                                                                                                       =====


   (b) At April 30, 1998, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $15,963, consisting of $127,939 gross unrealized appreciation and $143,902 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier International Value Fund
200 Park Avenue
New York, NY 10166


Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940























Printed in U.S.A.                  173/147SA984